SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 17, 2008

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite 200B

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K of HealthTronics, Inc. (the “Company”) dated April 17, 2008 as previously filed with the Securities and Exchange Commission on April 22, 2008 to provide under Item 9.01, “Financial Statements and Exhibits”, the financial statements and pro forma financial information required to be filed in connection with the acquisition (the “Acquisition”) of Advanced Medical Partners, Inc. (“AMPI”) by the Company.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The report of Hartman, Leito & Bolt, LLP dated June 20, 2008 and AMPI’s consolidated balance sheets as of December 31, 2007 and 2006, and the consolidated statements of income, shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2007 and the notes related to the foregoing are incorporated herein by reference to Exhibit 99.1 hereto.

AMPI’s unaudited condensed consolidated balance sheet as of March 31, 2008, the related unaudited condensed consolidated statements of operations for the three months ended March 31, 2008 and 2007 and unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2008 and 2007 are incorporated herein by reference to Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The Company’s pro forma condensed balance sheet, statements of income and accompanying notes are incorporated herein by reference to Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Hartman, Leito & Bolt, LLP.

99.1	AMPI’s consolidated balance sheets as of December 31, 2007 and 2006, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of two years in the period ended December 31, 2007 and the accompanying notes related to the foregoing.

99.2	AMPI’s unaudited condensed consolidated balance sheet as of March 31, 2008, the related unaudited condensed consolidated statements of operation for the three months ended March 31, 2008 and 2007 and unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2008 and 2007.

99.3	HealthTronics, Inc. pro forma condensed balance sheet, statements of income and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)

Dated:	June 30, 2008	By:	/s/ Richard A. Rusk
		Name:	Richard A. Rusk
		Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Hartman, Leito & Bolt, LLP.

99.1	AMPI’s consolidated balance sheets as of December 31, 2007 and 2006, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of two years in the period ended December 31, 2007 and the accompanying notes related to the foregoing.

99.2	AMPI’s unaudited condensed consolidated balance sheet as of March 31, 2008, the related unaudited condensed consolidated statements of operation for the three months ended March 31, 2008 and 2007 and unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2008 and 2007.

99.3	HealthTronics, Inc. pro forma condensed balance sheet, statements of income and accompanying notes.